Exhibit 99.1

Silver Spike Investment Corp. Completes Loan Portfolio Acquisition

NEW YORK, October 1, 2024 (GLOBE NEWSWIRE) — Silver Spike Investment Corp. (“SSIC” or the “Company”) (Nasdaq: SSIC), a specialty finance company that has elected to be regulated as a business development company, today announced the completion of its previously announced acquisition from Chicago Atlantic Loan Portfolio, LLC (“CALP”) of a portfolio of loans (the “CALP Loan Portfolio”) in exchange for newly issued shares of the Company’s common stock (the “Loan Portfolio Acquisition”). As a result of the Loan Portfolio Acquisition, the Company has net assets of approximately $300 million and investments in 28 portfolio companies.

In connection with the Loan Portfolio Acquisition, the Company issued 16,605,372 shares of its common stock to CALP. Following the Loan Portfolio Acquisition, CALP and legacy SSIC stockholders own approximately 72.8% and 27.2%, respectively, of the outstanding shares of the Company’s common stock.

Scott Gordon, Executive Chairman of the board of directors of the Company (the “Board”) and Co-Chief Investment Officer of the Company, said: “We are excited to announce the closing of the Loan Portfolio Acquisition. We believe the Loan Portfolio Acquisition positions the Company well to drive further growth, scale and diversity in the portfolio, and we believe it will create meaningful value for our stockholders.”

Keefe, Bruyette & Woods, A Stifel Company, served as financial advisor and Kramer Levin Naftalis & Frankel LLP served as legal counsel to the special committee of the Board. Davis Polk & Wardwell LLP serves as legal counsel to the Company. Eversheds Sutherland (US) LLP serves as legal counsel to CALP.

Separately, Silver Spike Capital, LLC (“SSC” or the “Adviser”), the investment adviser of the Company, today announced that it closed its previously announced transaction with Chicago Atlantic BDC Holdings, LLC (together with its affiliates, “Chicago Atlantic”), the investment adviser of CALP, pursuant to which a joint venture between Chicago Atlantic and SSC has been created to combine and jointly operate SSC’s, and a portion of Chicago Atlantic’s, investment management businesses (the “Joint Venture”). As the Joint Venture caused the automatic termination of the prior investment advisory agreement between the Company and the Adviser, a new investment advisory agreement between the Company and the Adviser, which was approved by the Board and the SSIC stockholders, took effect upon the closing of the Joint Venture. The new investment advisory agreement has the same base management and incentive fee as, and otherwise does not materially differ from, the prior investment advisory agreement.

In connection with the transactions, the Board and the officers of the Company have changed as follows: (i) Frederick C. Herbst (Independent Director), John Mazarakis (Partner at Chicago Atlantic), and Jason Papastavrou (Independent Director) have joined the Board, to serve until the 2025, 2026, and 2027 annual meetings of stockholders, respectively, and until their respective successors are duly elected and qualified; (ii) Andreas Bodmeier (Partner at Chicago Atlantic) has replaced Mr. Gordon as Chief Executive Officer of the Company; (iii) Mr. Gordon has become Executive Chairman of the Board and Co-Chief Investment Officer of the Company; (iv) Umesh Mahajan has become Co-Chief Investment Officer of the Company in addition to remaining Chief Financial Officer and Secretary of the Company; and (v) Dino Colonna (Partner and Co-Head of Credit at SSC) has become the President of the Company.

In addition, in connection with the transactions, the Company has been renamed “Chicago Atlantic BDC, Inc.,” and its ticker symbol will be changed to “LIEN,” and the Adviser has been renamed “Chicago Atlantic BDC Advisers, LLC.” The changes to the Company’s name and ticker symbol will become effective in the market at the open of business on October 2, 2024.

About Chicago Atlantic BDC, Inc.

The Company is a specialty finance company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, and has elected to be treated as a regulated investment company for U.S. federal income tax purposes. The Company’s investment objective is to maximize risk-adjusted returns on equity for its stockholders by investing primarily in direct loans to privately held middle-market companies, with a focus on cannabis companies. The Company is managed by Chicago Atlantic BDC Advisers, LLC, an investment manager focused on the cannabis and other niche or underfollowed sectors.

Forward-Looking Statements

Some of the statements in this communication constitute forward-looking statements because they relate to future events, future performance or financial condition of the Company or the Loan Portfolio Acquisition. The forward-looking statements may include statements as to: future operating results of the Company and distribution projections; business prospects of the Company and the prospects of its portfolio companies; and the impact of the investments that the Company expects to make. In addition, words such as “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this communication involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the ability to realize the anticipated benefits of the Loan Portfolio Acquisition; (ii) risks related to diverting management’s attention from ongoing business operations; (iii) the risk that stockholder litigation in connection with the Loan Portfolio Acquisition may result in significant costs of defense and liability; (iv) changes in the economy, financial markets and political environment, including the impacts of inflation and rising interest rates; (v) risks associated with possible disruption in the operations of the Company or the economy generally due to terrorism, war or other geopolitical conflict (including the current conflict between Russia and Ukraine), natural disasters or global health pandemics, such as the COVID-19 pandemic; (vi) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); (vii) changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of the Company’s assets; (viii) elevating levels of inflation, and its impact on the Company, on its portfolio companies and on the industries in which it invests; (ix) the Company’s plans, expectations, objectives and intentions, as a result of the Loan Portfolio Acquisition; (x) the future operating results and net investment income projections of the Company; (xi) the ability of the Adviser to locate suitable investments for the Company and to monitor and administer its investments; (xii) the ability of the Adviser or its affiliates to attract and retain highly talented professionals; (xiii) the business prospects of the Company and the prospects of its portfolio companies; (xiv) the impact of the investments that the Company expects to make; (xv) the expected financings and investments and additional leverage that the Company may seek to incur in the future; (xvi) conditions in the Company’s operating areas, particularly with respect to business development companies or regulated investment companies; (xvii) the realization generally of the anticipated benefits of the Loan Portfolio Acquisition and the possibility that the Company will not realize those benefits, in part or at all; (xviii) the performance of the loans included in the CALP Loan Portfolio, and the possibility of defects or deficiencies in such loans notwithstanding the diligence performed by the Company and its advisors; (xix) the ability of the Company to realize cost savings and other management efficiencies in connection with the Loan Portfolio Acquisition as anticipated; (xx) the reaction of the trading markets to the Loan Portfolio Acquisition and the possibility that a more liquid market or more extensive analyst coverage will not develop for the Company as anticipated; (xxi) the reaction of the financial markets to the Loan Portfolio Acquisition and the possibility that the Company will not be able to raise capital as anticipated; (xxii) the strategic, business, economic, financial, political and governmental risks and other risk factors affecting the business of the Company and the companies in which it is invested as described in the Company’s public filings with the Securities and Exchange Commission (the “SEC”) and (xxiii) other considerations that may be disclosed from time to time in the Company’s publicly disseminated documents and filings. The Company has based the forward-looking statements included in this communication on information available to it on the date of this communication, and it assumes no obligation to update any such forward-looking statements. Although the Company undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that the Company may make directly to you or through reports that the Company in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Contacts

Investors:

Bill Healy

Bill@silverspikecap.com

212-905-4933